BLACKROCK ETF TRUST

BlackRock Future Financial and Technology ETF

(the “Fund”)

Supplement dated July 9, 2024 to the Summary Prospectus and Prospectus of the Fund, dated November 28, 2023, as supplemented to date

Effective immediately, the following changes are made to the Summary Prospectus and Prospectus of the Fund:

The section of the Summary Prospectus and the Prospectus entitled “Management — Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers. Vasco Moreno and Hashim Bhattee (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Moreno has been Portfolio Manager of the Fund since August 2022. Mr. Bhattee has been Portfolio Manager of the Fund since July 2024.

The section of the Prospectus entitled “More Information About the Fund — Management — Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers. Vasco Moreno and Hashim Bhattee are jointly and primarily responsible for the day-to-day management of the Fund.

Vasco Moreno has been with BlackRock since 2015. Mr. Moreno has been employed by BFA or its affiliates as a portfolio manager since 2015 and has been a Portfolio Manager of the Fund since 2022.

Hashim Bhattee has been with BlackRock since 2016. Mr. Bhattee has been employed by BFA or its affiliates as a portfolio manager since 2024 and has been a Portfolio Manager of the Fund since 2024.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.